PIMCO Funds

Supplement Dated December 4, 2008 to the

Bond Funds Institutional and Administrative Class Prospectus, dated October 1, 2008

Bond Funds Class A, Class B and Class C Prospectus, dated July 31, 2008

Bond Funds Class P Prospectus, dated September 1, 2008

Disclosure Related to the PIMCO Money Market Fund

The Board of Trustees of PIMCO Funds (the “Trust”) approved the continued participation by PIMCO Money Market Fund (the “Fund”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program insures shares held by money market fund investors as of the close of business September 19, 2008 against loss in the event that a money market fund’s net asset value per share falls below $0.995. Following such an occurrence by a fund participating in the Program, shareholders as of September 19, 2008 will receive $1.00 per share upon liquidation of the fund. Shares acquired by investors after September 19, 2008 are not eligible for protection under the Program, except in certain circumstances. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. As of October 31, 2008, ESF assets were approximately $49 billion.

The Program is designed to address temporary dislocations and to support ongoing stability in the credit markets. The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the U.S. Department of the Treasury until April 30, 2009. The Secretary of the Treasury has the option to extend the Program up to the close of business on September 18, 2009. Participation in the Program extension (i.e., until April 30, 2009) requires a payment to the U.S. Department of the Treasury in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Fund. If the Program is further extended, the Fund will consider whether to participate. Participation in additional extensions of the Program requires additional payment by the Fund.

Investors Should Retain This Supplement For Future Reference